Bruce Fund, Inc.

Supplement dated July 5, 2023

To the Prospectus and

Statement of Additional Information (the “SAI”)

each dated October 30, 2022

On June 23, 2023, Mr. Robert B. Bruce, one of the Portfolio Managers of the Bruce Fund, passed away.

Accordingly, all references to Mr. Robert B. Bruce in the Fund’s Prospectus and SAI are removed effective as of said date. R. Jeffrey Bruce will continue as Portfolio Manager.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 872-7823.